Rule 497(e)
Registration Nos. 333-207937 and 811-22926

Amplify ETF Trust

Amplify YieldShares Prime 5 Dividend ETF
(the “Prime 5 ETF”)

Supplement To the Fund’s Prospectus and Statement of Additional Information
 Dated February 28, 2017

Dated June 21, 2017

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On June 20, 2017, the Board of Trustees of the Amplify ETF Trust approved the following changes to the Prime 5 ETF, which will take effect on or about August 29, 2017:

1.	The Fund’s current underlying index, the Prime 5 US Dividend ETF Index (the “Prime 5 ETF Index”), will be replaced with the Prime Senior Loan CEF Index (the “Senior Loan CEF Index”);

2.	The Fund’s name will be changed to the Amplify YieldShares Senior Loan Income ETF;

3.
The Fund’s investment objective will be changed to the following: The Amplify YieldShares Senior Loan Income ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Prime Senior Loan CEF Index; and

4.
The contractual agreement between the Trust, on behalf of the Fund, and Amplify Investments LLC, the Fund’s investment adviser, to reduce the investment adviser’s fees by 0.10% until September 21, 2017, will be terminated.

After these changes take effect, the Fund will continue to follow its non-fundamental policy to invest not less than 80% of its total assets in securities that comprise its underlying index. The new index, the Senior Loan CEF Index, is comprised of securities issued by closed-end investment companies. The Senior Loan CEF Index seeks to measure the performance of a portfolio of closed‑end funds that invest in floating rate senior loans, pay dividends and are listed in the United States.

As with the Fund’s investments in the exchange-traded funds that comprise the Prime 5 ETF Index, the Fund’s investment performance while tracking the Senior Loan CEF Index will largely depend on the investment performance of the underlying closed-end funds in which it invests. An investment in the Fund will be subject to the risks and expenses associated with the closed-end funds that comprise the Senior Loan CEF Index. Similar to its current investments in the exchange-traded funds that comprise the Prime 5 ETF Index, the Fund will pay indirectly a proportional share of the fees and expenses of the underlying closed-end funds in which it invests, including advisory and administration fees, in addition to its own fees and expenses.

A Preliminary Prospectus and Preliminary Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) which reflect the changes described in this notice and which are publicly available on the SEC’s website.

For more information about the changes described in this notice, or to obtain a copy of the Preliminary Prospectus or SAI, please call 1-855-267-3837.

Please Keep This Supplement With Your Prospectus and Statement of Additional Information For Future Reference